SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2003 (March 13, 2003)

Psychiatric Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20488	23-2491707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

113 Seaboard Lane, Suite C-100, Franklin, Tennessee 37067
(Address of Principal Executive Offices)

(615) 312-5700
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS
RESULTS PRESS RELEASE

Item 9. Regulation FD Disclosure.

     On March 13, 2003, Psychiatric Solutions, Inc. (the “Company”) issued a press release announcing the Company’s operating results for the fourth quarter and full year ended December 31, 2002. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

Exhibit No.	Description

99	Press Release: PSYCHIATRIC SOLUTIONS REPORTS FOURTH QUARTER AND FULL YEAR END 2002 RESULTS

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.

By:	/s/ Brent Turner Brent Turner Vice President, Treasurer and Investor Relations

Date: March 14, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

99	Press Release: PSYCHIATRIC SOLUTIONS REPORTS FOURTH QUARTER AND FULL YEAR END 2002 RESULTS